Exhibit 32.1

CERTIFICATION OF THE CHIEF EXECUTIVE OFFICER

Pursuant to 18 U.S.C. § 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of Kinbasha Gaming International, Inc. (the “Company”) hereby certifies that, to his knowledge:

(i)

The Quarterly Report on Form 10-Q of the Company for the fiscal quarter ended December 31, 2012 (the “Report”) fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

(ii)

The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: February 13, 2013	By: /s/ Masatoshi Takahama Masatoshi Takahama Chief Executive Officer